UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 16, 2024

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	APH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2024, the stockholders of Amphenol Corporation (the “Company”) approved an amendment to the Company’s Restated Certificate of Incorporation to amend Article SEVENTH thereof to eliminate the liability of officers for monetary damages to the Company or its stockholders for any breach of fiduciary duty, except as otherwise provided by the Delaware General Corporation Law (the “Charter Amendment”).

The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Charter Amendment became effective upon filing with the Secretary of State of the State of Delaware on May 16, 2024.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on May 16, 2024.  As of March 18, 2024, the record date for the meeting, 601,571,637 shares of the Company’s Class A Common Stock were outstanding.  A quorum of 557,996,462 shares were present or represented at the meeting.

The stockholders (i) elected each of the Company’s nominees for director, (ii) ratified and approved the 2024 Restricted Stock Plan for Directors of Amphenol Corporation, (iii) ratified the selection of Deloitte & Touche LLP as independent public accountants of the Company, (iv) approved the advisory vote to approve compensation of named executive officers, (v) approved an amendment to the Company’s Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation, and (vi) voted against a stockholder proposal regarding Special Shareholder Meeting Improvement.  Voting of shares for each item, all of which are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 8, 2024, is as follows:

1.	ELECTION OF NINE DIRECTORS

FOR the nominees:

NOMINEE	FOR	AGAINST	ABSTAIN	NON-VOTES
Nancy A. Altobello	533,987,369	7,976,276	200,652	15,832,165
David P. Falck	513,099,676	28,850,982	213,639	15,832,165
Edward G. Jepsen	525,963,984	15,988,329	211,984	15,832,165
Rita S. Lane	537,002,318	4,965,020	196,959	15,832,165
Robert A. Livingston	525,513,649	16,444,476	206,172	15,832,165
Martin H. Loeffler	520,179,144	21,775,374	209,779	15,832,165
R. Adam Norwitt	535,055,044	6,901,178	208,075	15,832,165
Prahlad Singh	541,043,885	908,505	211,907	15,832,165
Anne Clarke Wolff	421,886,847	117,408,469	2,868,981	15,832,165

2.	RATIFICATION AND APPROVAL OF 2024 RESTRICTED STOCK PLAN FOR DIRECTORS OF AMPHENOL CORPORATION

FOR	518,310,267	AGAINST	23,612,883

ABSTAIN	241,147	NON-VOTES	15,832,165

3.	RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

FOR	524,182,629	AGAINST	33,335,655

ABSTAIN	478,178	NON-VOTES	0

4.	ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

FOR	496,901,216	AGAINST	44,975,779

ABSTAIN	287,302	NON-VOTES	15,832,165

5.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

FOR	475,144,899	AGAINST	66,774,618

ABSTAIN	244,780	NON-VOTES	15,832,165

6.	STOCKHOLDER PROPOSAL REGARDING SPECIAL SHAREHOLDER MEETING IMPROVEMENT

FOR	218,301,990	AGAINST	323,134,185

ABSTAIN	728,122	NON-VOTES	15,832,165

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Amphenol Corporation
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President, Secretary and General Counsel

Date: May 16, 2024